                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 43 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated May 22, 1998, relating to the financial statements and financial highlights appearing in the March 31, 1998 Annual Reports to Shareholders of the Total Return Fund, Total Return Fund II, Total Return Fund III, Total Return Mortgage Fund, Moderate Duration Fund, Low Duration Fund, Low Duration Fund II, Low Duration Fund III, Low Duration Mortgage Fund, Short-Term Fund, Long-Term U.S. Government Fund, Real Return Bond Fund, Foreign Bond Fund, Global Bond Fund, Global Bond Fund II, Emerging Markets Bond Fund, High Yield Fund, Money Market Fund, StocksPLUS Fund and Strategic Balanced Fund (each a Portfolio of PIMCO Funds: Pacific Investment Management Series) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in the Prospectuses and under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.



Kansas City, Missouri
January 14, 1999

                       Consent of Independent Accountants


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 43 to the registration statement on Form N-1A (the "Registration Statement") of our report dated May 22, 1998, relating to the financial statements and financial highlights of the Municipal Bond Fund (one of the Portfolios constituting the PIMCO Funds: Pacific Investment Management Series) which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectuses which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in the Prospectuses and under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.



Kansas City, Missouri
January 14, 1999